DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Portfolio
(formerly, the U.S. Large Company Institutional Index Portfolio)

SUPPLEMENT TO PROSPECTUS
DATED FEBRUARY 28, 2010

This Supplement describes certain technical changes to your investment in the U.S. Large Company Portfolio.  These changes will not affect the value of your investment.

On September 10, 2010 (the “Effective Date”), the U.S. Large Company Portfolio (the “Portfolio”) of Dimensional Investment Group Inc. (“DIG”) will simplify its structure by no longer investing all of its assets in The U.S. Large Company Series (the “Master Fund”) of The DFA Investment Trust Company (the “Trust”) in a master-feeder structure. Instead, the Portfolio will begin purchasing portfolio securities directly.  The Portfolio will have the same investment objective and strategy as the Master Fund it previously invested in and therefore, the Portfolio will continue to be exposed to the same investments it previously was.  As of the Effective Date, the Portfolio will acquire the portfolio securities then held by the Master Fund.  It was determined that it is no longer necessary to have a master-feeder structure.

Prior to the Effective Date, DIG, on behalf of the Portfolio, will enter into an investment management agreement with Dimensional Fund Advisors LP (“Dimensional”) to manage the Portfolio’s assets, replacing the existing investment management agreement with respect to the Master Fund.  The terms of DIG’s investment management agreement for the Portfolio with Dimensional (including the management fee) will be identical to the terms of the Trust’s investment management agreement with Dimensional relating to the Master Fund.  The Portfolio’s annual operating expenses are expected to remain substantially the same following the Portfolio’s change from a master-feeder structure to a directly investing portfolio as the annual operating expenses would have been had the Portfolio remained as the sole feeder portfolio shareholder of the Master Fund.

Stephen A. Clark, the portfolio manager who coordinates the efforts of all other portfolio managers with respect to the Domestic Equity Portfolios, and who currently is the portfolio manager of the Master Fund, will be primarily responsible for the day-to-day management of the Portfolio after these changes.

The transaction itself is non-taxable to shareholders.  In addition, it is anticipated that the change will not result in any change in the tax treatment of the Portfolio or the portfolio securities it acquires.

The date of this Supplement is June 29, 2010.